[VANTAGE INVESTMENT ADVISORS]





                                                Lincoln National
                                                Growth and Income Fund, Inc.
                                                Annual Report
                                                December 31, 1998

Lincoln National Growth and Income Fund, Inc.

Index
     Commentary
     Statement of Net Assets
     Statement of Operations
     Statements of Changes in Net Assets
     Financial Highlights
     Notes to Financial Statements
     Report of Ernst & Young LLP, Independent Auditors

Lincoln National
Growth and Income Fund, Inc.


Managed by:    [VANTAGE INVESTMENT ADVISORS]


For the year ended December 31, 1998, the Fund returned 20.33% versus its benchmark, the S&P 500 Index, which returned 28.76%. Often the best stocks are those everyone else seems to overlook. In a time when many economists consider earnings estimates for stocks to be inflated, it is a challenge to identify companies that are selling at low prices but have the potential to increase in value over time. In an effort to uncover hidden gems, we use a quantitative selection strategy that we have developed and fine-tuned through years of investment management. During erratic markets, quantitative analysis helps us to select stocks based on pre-set parameters without being swayed by current market conditions.

In 1998, the largest 20 stocks in the S&P 500 Index were responsible for much of the past year's stock market growth. Companies like Wal-Mart and Pfizer dramatically outperformed other stocks in the index, making it difficult for diversified portfolios, such as the Growth and Income Fund, to keep pace with the index. The companies in the narrow group driving the market tend to have high price-to-earnings (P/E) ratios, prompting many investors to expect higher earnings growth. However, these stocks also tend to be more expensive and, in our minds, have a lower expected return. The Growth and Income Fund seeks companies with low P/E ratios - companies that appear undervalued and whose price we expect to appreciate over time.

Although the recent market has favored companies with high P/E ratios, our disciplined, computer-driven process has prevented us from veering from our investment focus. With Growth and Income Fund, we tend to keep our sector allocation roughly equivalent to that of the S&P 500 Index, so we didn't completely avoid these "super-cap" companies, because a few such as General Electric and Merck & Co. met our selection criteria. We strive to create a portfolio that has the ability to flourish during prosperous markets and hold its own in market declines.

As news of financial upheaval in emerging markets reached the U.S. economy, it caused negative perceptions among American investors. As a result, some financial stocks suffered sharp declines during this past summer's market decline. These stocks, however, appeared to be making a comeback as of fiscal year-end. Bank One Corporation, for instance, has bounced back, suggesting its decline was due more to skewed perceptions among investors than actual company performance. Although some banks did suffer short-term problems because of the Russian debt default and the ongoing difficulties in emerging markets, we believe financial stocks will continue to be a sound investment in the long run.

Our technology stocks performed well for Growth and Income Fund this past year. Technology companies tend to be more sensitive to the "upgrade cycle," the rate at which companies update their software for consumers, than they are to the business cycle. Technology companies are under intense pressure to improve their products within relatively short periods of time. Some heavy hitters this past year included Apple Computer and Intel Corporation. Apple Computer continues to meet our selection criteria including our growth and value parameters. With the introduction of new Apple products, including the competitively priced iMAC, we believe that this company could continue to grow, adding value to the Fund.

Intel Corporation, manufacturer of a widely used semi-conductor - the Pentium chip - continues to sell at a reasonable valuation and we foresee even further earnings growth potential as demand for technology increases. We expect an upswing in the "upgrade cycle" and we anticipate a rebound in the chip industry.

Not all stocks performed as favorably as we had anticipated. Caterpillar Tractor, an industrial machinery manufacturer, for instance, did not meet earnings expectations. In a market that was especially sensitive to earnings, the stock suffered at the signs of weakness.

We still see choppy waters ahead; however, this past summer's stock market decline gave us many opportunities to purchase relatively low-priced investments for the Growth & Income Fund's portfolio. We are optimistic that they will offer long-term capital appreciation potential.

Our long-range outlook for the U.S. economy during the next five to ten years is very favorable. Based on many standards, the U.S. economy is more efficient, productive and innovative than most other world economies. In coming years, we should be able to reap the benefits of our ability to create superior products. As technology becomes even more prevalent in our society, the emergence of Internet shopping and a consumer's ability to find the lowest prices at the click of a mouse should help keep prices in check. Our economy's potential to create non-inflationary growth is the best we have seen in the past ten years.

We believe that Growth and Income Fund's quantitative strategy will enable us to weather any waves of short-term market volatility and leave us prepared to capture potential market growth.

T. Scott Wittman

Growth of $10,000 invested 1/1/89 through 12/31/98

                          1/1/89    12/31/98
Growth and Income Fund   $10,000     $57,904
S&P 500 Index            $10,000     $48,264

This chart illustrates, hypothetically, that $10,000 was invested in the Growth and Income Fund on 1/1/89. As the chart shows, by December 31, 1998, the value of the investment at net asset value, with any dividends and capital gains reinvested, would have grown to $48,264. For comparison, look at how the S&P 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $57,904. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index.

Average annual return                   Ended
on investments                          12/31/98
--------------------------------------------------
One Year                                +20.33%
--------------------------------------------------
Five Years                              +21.35%
--------------------------------------------------
Ten Years                               +17.05%
--------------------------------------------------

Lincoln National
Growth and Income Fund, Inc.

Statement of Net Assets
December 31, 1998
Investments:

                                                 Number        Market
Common Stock:                                    of Shares      Value
---------------------------------------------------------------------------
Aerospace & Defense: 2.3%
---------------------------------------------------------------------------
General Dynamics                                  233,500    $  13,688,937
Gulfstream Aerospace*                             470,100       25,032,825
United Technologies                               536,400       58,333,500
---------------------------------------------------------------------------
                                                                97,055,262

Automobiles & Auto Parts: 1.9%
---------------------------------------------------------------------------
Ford Motor                                        831,800       48,816,262
Hertz Class A                                      95,100        4,338,938
Navistar International*                           592,900       16,897,650
Republic Industries*                              727,800       10,735,050
---------------------------------------------------------------------------
                                                                80,787,900

Banking, Finance & Insurance: 14.8%
---------------------------------------------------------------------------
Allstate                                          814,298       31,452,260
American International Group                      390,500       37,732,063
Associates First Capital Class A                  442,202       18,738,310
BankAmerica                                       476,200       28,631,525
BankBoston                                        839,100       32,672,456
Bank One                                          997,827       50,951,541
Bankers Trust New York                            420,200       35,900,838
Chase Manhattan                                 1,099,400       74,827,913
Citigroup                                       1,305,399       64,617,251
Comerica                                          564,450       38,488,434
Conseco                                         1,259,200       38,484,300
Dime Bancorp                                      681,800       18,025,087
Marsh & McLennan                                  641,900       37,511,031
MBIA                                              236,400       15,498,975
Metris                                             71,119        3,569,285
Paine Webber Group                                735,850       28,422,206
SLM Holding                                     1,069,950       51,357,600
Washington Mutual                                 742,560       28,356,510
---------------------------------------------------------------------------
                                                               635,237,585

Building & Materials: 0.6%
---------------------------------------------------------------------------
Centex                                            273,400       12,320,088
USG Corp                                          249,300       12,698,719
---------------------------------------------------------------------------
                                                                25,018,807

Cable, Media & Publishing: 3.3%
---------------------------------------------------------------------------
Donnelley & Sons                                  417,400       18,287,338
Gannett                                           499,500       33,060,656
Knight-Ridder                                     150,000        7,668,750
McGraw-Hill                                       333,400       33,965,125
New York Times                                    643,600       22,324,875
Omnicom Group                                     254,300       14,749,400
Reynolds & Reynolds Class A                       433,200        9,936,524
R.H.Donnelley                                     106,080        1,544,790
---------------------------------------------------------------------------
                                                               141,537,458

Chemicals: 1.4%
---------------------------------------------------------------------------
Dow Chemical                                      521,400       47,414,813
Lyondell Petrochemicals                           517,100        9,307,800
Olin                                              164,700        4,663,069
---------------------------------------------------------------------------
                                                                61,385,682

Computers & Technology: 13.3%
---------------------------------------------------------------------------
American Power Conversion*                        266,200       12,885,744
Apple Computer*                                 1,004,600       41,157,206
Cisco Systems*                                    545,400       50,636,981
Dell Computer*                                    576,800       42,232,575
Deluxe                                            145,900        5,334,469
Electronics Arts*                                 106,800        5,987,475
HBO & Company                                   1,038,200       29,815,806
International Business Machines                   282,100       52,117,975
Keane*                                            219,900        8,782,255
Lexmark International Group Class A*              436,600       43,878,300
Microsoft*                                        991,900      137,409,147
Network Associates*                               413,250       27,416,554


                                                 Number        Market
                                                 of Shares      Value
---------------------------------------------------------------------------
Storage Technology*                               619,800    $  22,041,638
Sun Microsystems*                                 617,200       52,809,175
Symantec*                                         415,200        9,004,650
Xerox                                             223,000       26,314,000
---------------------------------------------------------------------------
                                                               567,823,950

Consumer Products: 5.9%
---------------------------------------------------------------------------
Clorox                                            515,300       60,193,480
General Electric                                1,211,400      123,638,513
Procter & Gamble                                  741,000       67,662,563
---------------------------------------------------------------------------
                                                               251,494,556

Electronics & Electrical Equipment: 2.4%
---------------------------------------------------------------------------
Honeywell                                         562,500       42,363,280
Intel                                             498,900       59,135,240
---------------------------------------------------------------------------
                                                               101,498,520

Energy: 6.9%
---------------------------------------------------------------------------
Ashland                                           191,400        9,258,974
Atlantic Richfield                                238,500       15,562,125
Coastal                                           344,600       12,039,463
ENSCO International                               935,400        9,997,088
Exxon                                           1,337,900       97,833,938
Helmerich & Payne                                 352,800        6,835,500
Occidental Petroleum                            1,327,400       22,399,875
Oryx Energy*                                      282,700        3,798,781
Phillips Petroleum                                239,400       10,204,425
Royal Dutch Petroleum                             680,400       32,574,150
Texaco                                            778,000       41,136,750
USX-Marathon Group                              1,016,900       30,634,113
---------------------------------------------------------------------------
                                                               292,275,182

Food, Beverage & Tobacco: 7.4%
---------------------------------------------------------------------------
CKE Restaurants                                   888,580       26,157,574
Coca Cola                                         659,400       44,097,375
ConAgra                                           309,600        9,752,400
General Mills                                     456,800       35,516,200
Heinz (H.J.)                                    1,071,750       60,687,844
Philip Morris                                   1,718,400       91,934,400
Quaker Oats                                       654,400       38,936,800
Universal Foods                                   285,200        7,825,175
---------------------------------------------------------------------------
                                                               314,907,768

Healthcare & Pharmaceuticals: 12.7%
---------------------------------------------------------------------------
Amgen*                                            589,400       61,592,300
Arterial Vascular Engineering*                  1,125,000       58,957,031
Bristol-Myers Squibb                              423,400       56,656,213
Health Management Associates Class A*             113,150        2,446,869
Johnson & Johnson                                 154,000       12,916,750
Lilly (Eli)                                       353,500       31,417,313
Lincare Holdings*                                 681,600       27,626,100
McKesson                                          179,000       14,152,188
Merck & Company                                   508,300       75,069,556
Pfizer                                            418,700       52,520,681
Rexall Sundown*                                   134,000        1,867,625
Schering-Plough                                 1,578,800       87,228,700
Tyco International                                781,300       58,939,319
---------------------------------------------------------------------------
                                                               541,390,645

Industrial Machinery: 1.2%
---------------------------------------------------------------------------
Caterpillar                                       130,900        6,021,400
Deere & Company                                   235,600        7,804,250
Ingersoll-Rand                                    756,100       35,489,444
---------------------------------------------------------------------------
                                                                49,315,094

Leisure, Lodging & Entertainment: 0.5%
---------------------------------------------------------------------------
Carnival Cruise Lines                             293,700       14,097,600
Eastman Kodak                                     104,200        7,502,400
---------------------------------------------------------------------------
                                                                21,600,000

Metals & Mining: 0.6%
---------------------------------------------------------------------------
Bethlehem Steel*                                  533,300        4,466,388
USX-U.S. Steel Group                              864,500       19,883,500
---------------------------------------------------------------------------
                                                                24,349,888

Paper & Forest Products: 0.2%
---------------------------------------------------------------------------
Fort James                                        208,400        8,336,000
---------------------------------------------------------------------------

                                                 Number        Market
                                                 of Shares      Value
---------------------------------------------------------------------------
Retail: 6.3%
---------------------------------------------------------------------------
Best Buy*                                         148,100     $  9,089,638
Gap                                               646,875       36,386,719
Jostens                                            57,100        1,495,306
Kroger*                                            36,400        2,202,200
Lowe's Companies                                  241,900       12,382,256
Ross Stores                                       667,800       26,273,756
Safeway*                                          916,200       55,830,938
Staples*                                          726,150       31,746,370
TJX                                             1,727,000       50,083,000
Wal-Mart Stores                                   530,200       43,178,163
---------------------------------------------------------------------------
                                                               268,668,346

Telecommunications: 12.0%
---------------------------------------------------------------------------
ADC Telecommunications*                           773,300       26,775,512
Ameritech                                       1,058,200       67,063,425
AT&T                                              969,900       72,984,975
Bell Atlantic                                     999,312       56,773,413
BellSouth                                       1,147,200       57,216,600
General Instrument*                             1,175,800       39,903,713
GTE                                               788,700       53,187,956
Lucent Technologies                               185,700       20,427,000
SBC Communications                                246,132       13,198,829
Tellabs*                                          765,500       52,484,594
U S West                                          781,300       50,491,513
---------------------------------------------------------------------------
                                                               510,507,530

Textiles, Apparel & Furniture: 1.0%
---------------------------------------------------------------------------
Miller (Herman)                                   465,000       12,467,812
Tommy Hilfiger                                    481,400       28,884,000
---------------------------------------------------------------------------
                                                                41,351,812

Transportation & Shipping: 0.8%
---------------------------------------------------------------------------
Alaska Air Group*                                 272,000       12,036,000
AMR*                                              403,000       23,928,124
---------------------------------------------------------------------------
                                                                35,964,124

Utilities: 2.8%
---------------------------------------------------------------------------
Baltimore Gas & Electric                          150,900        4,659,038
Energy East                                       602,500       34,041,249
General Public Utilities                          657,150       29,037,816
Texas Utilities                                   794,200       37,079,212
Unicom                                            412,800       15,918,600
---------------------------------------------------------------------------
                                                               120,735,915

Total Common Stock: 98.3%
(Cost $2,586,571,213)                                        4,191,242,024
---------------------------------------------------------------------------

                                                  Par
Money Market Instruments:                        Amount
---------------------------------------------------------------------------
American Honda Finance
5.37%, 1/11/99                                 $2,200,000        2,196,717
Amoco Chemicals (Belgium)
5.92%, 1/29/99                                  6,700,000        6,700,000
Commercial Credit
5.33%, 2/2/99                                   3,700,000        3,682,569
Corporate Asset Funding
5.35%, 1/15/99                                  9,300,000        9,280,832
5.27%, 1/19/99                                  7,500,000        7,480,238
5.35%, 1/27/99                                  8,300,000        8,267,930
Marsh & McLennan
5.40%, 1/12/99                                  7,500,000        7,487,625
Merrill Lynch
5.25%, 1/25/99                                  2,100,000        2,092,720
Prudential Funding
5.11%, 1/25/99                                  2,000,000        1,993,280
Salomon Smith Barney Holdings
5.14%, 2/01/99                                  4,200,000        4,181,410
Times Mirror
5.13%, 2/08/99                                  3,900,000        3,878,882
Wells Fargo
5.21%, 2/10/99                                  1,300,000        1,292,474
Wells Fargo Discount
5.22%, 3/10/99                                  5,000,000        4,951,267
---------------------------------------------------------------------------

                                                                   Market
                                                                   Value
---------------------------------------------------------------------------
Total Money Market Instruments: 1.5%
(Cost $63,485,944)                                           $  63,485,944
---------------------------------------------------------------------------
Total Investments: 99.8%
(Cost $2,650,057,157)                                        4,254,727,968
---------------------------------------------------------------------------
Other Assets Over Liabilities: 0.2%                              8,829,233
---------------------------------------------------------------------------
Net Assets: 100.0%
(Equivalent to $46.288 per share
based on 92,108,816 shares
issued and outstanding)                                     $4,263,557,201
---------------------------------------------------------------------------

* Non-income producing security.

See accompanying notes to financial statements.

Lincoln National Growth and Income Fund, Inc.
Statement of Operations

Year ended December 31, 1998


Investment income:
 Dividends                                                  $ 63,610,827
---------------------------------------------------------------------------
 Interest                                                      5,516,439
---------------------------------------------------------------------------
  Total investment income                                     69,127,266
---------------------------------------------------------------------------

Expenses:
 Management fees                                              12,112,568
---------------------------------------------------------------------------
 Accounting fees                                                 945,510
---------------------------------------------------------------------------
 Printing and postage                                            392,873
---------------------------------------------------------------------------
 Directors fees                                                    4,200
---------------------------------------------------------------------------
 Other                                                            40,674
---------------------------------------------------------------------------
  Total expenses                                              13,495,825
---------------------------------------------------------------------------
Net investment income                                         55,631,441
---------------------------------------------------------------------------
Net realized and unrealized gain on investments:
    Net realized gain on investment transactions             223,707,077
---------------------------------------------------------------------------
    Net change in unrealized
    appreciation of investments                              434,405,732
---------------------------------------------------------------------------
Net realized and unrealized gain on investments              658,112,809
---------------------------------------------------------------------------
Net increase in net assets resulting from operations        $713,744,250
===========================================================================



Statements of Changes in Net Assets
Years ended December 31, 1998 and 1997


                                                 Year ended     Year ended
                                                 12/31/98       12/31/97
                                                 ---------------------------
Changes from operations:
----------------------------------------------------------------------------
 Net investment income                           $ 55,631,441   $ 54,773,374
----------------------------------------------------------------------------
 Net realized gain on investment transactions     223,707,077    209,728,724
----------------------------------------------------------------------------
 Net change in unrealized appreciation
 of investments                                   434,405,732    535,067,917
----------------------------------------------------------------------------
Net increase in net assets
resulting from operations                         713,744,250    799,570,015
----------------------------------------------------------------------------

Distributions to shareholders from:
 Net investment income                           (101,986,260)             -
----------------------------------------------------------------------------
 Net realized gain on investments                (209,728,724)   (85,813,991)
----------------------------------------------------------------------------
  Total distributions to shareholders            (311,714,984)   (85,813,991)
----------------------------------------------------------------------------
Net increase in net assets
resulting from capital share transactions         320,665,790    361,882,619
----------------------------------------------------------------------------
  Total increase in net assets                    722,695,056  1,075,638,643
----------------------------------------------------------------------------
Net Assets, beginning of year                   3,540,862,145  2,465,223,502
----------------------------------------------------------------------------
Net Assets, end of year                        $4,263,557,201 $3,540,862,145
============================================================================

See accompanying notes to financial statements.

Lincoln National Growth and Income Fund, Inc.

Financial Highlights

(Selected data for each capital share outstanding throughout the year)

                                            Period ended December 31,
                                                1998       1997      1996        1995       1994
                                            -------------------------------------------------------
Net asset value, beginning of year            $41.949    $33.110   $29.756     $23.297    $24.693
Income from investment operations:
 Net investment income                          0.607      0.649     0.683       0.701      0.668
 Net realized and unrealized gain (loss)
  on investment transactions                    7.371      9.331     4.943       7.680     (0.428)
                                            -------------------------------------------------------
 Total from investment operations               7.978      9.980     5.626       8.381      0.240
                                            -------------------------------------------------------

Less dividends and distributions:
 Dividends from net investment income          (1.164)         -    (0.683)     (0.701)    (0.668)
 Distributions from net realized gain on
  investment transactions                      (2.475)    (1.141)   (1.589)     (1.221)    (0.968)
                                            -------------------------------------------------------
Total dividends and distributions              (3.639)    (1.141)   (2.272)     (1.922)    (1.636)
                                            -------------------------------------------------------
Net asset value, end of year                  $46.288    $41.949   $33.110     $29.756    $23.297
                                            =======================================================

Total Return(1)                                 20.33%     30.93%    18.76%      38.81%      1.32%

Ratios and supplemental data:
 Ratio of expenses to average net assets         0.35%      0.35%     0.36%       0.35%      0.37%
 Ratio of net investment income
  to average net assets                          1.44%      1.79%     2.23%       2.64%      2.85%
 Portfolio Turnover                             33.55%     32.09%    46.70%      51.76%     76.34%
 Net assets, end of year (000 omitted)     $4,263,557 $3,540,862 $2,465,224  $1,833,450 $1,161,324

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

See accompanying notes to financial statements.

Lincoln National Growth and Income Fund, Inc.

Notes to Financial Statements

December 31, 1998

The Fund: Lincoln National Growth and Income Fund, Inc. (the "Fund") is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products. The Fund's investment objective is to maximize long-term capital appreciation. The Fund buys stocks of established companies.

1. Significant Accounting Policies Investment Valuation: Portfolio securities which are traded on an exchange are valued at the last reported sale price on the exchange or market where primarily traded or listed or, in the absence of recent sales, at the mean between the last reported bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Money market instruments having less than 60 days to maturity are stated at amortized cost, which approximates market value.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of any premium and discount. Realized gains or losses from investment transactions are reported on an identified cost basis.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses: The custodian bank of the Fund has agreed to waive its custodial fees when the Fund maintains a prescribed amount of cash on deposit in certain non-interest bearing accounts. For the year ended December 31, 1998, the custodial fees offset arrangements amounted to $18,733.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

2. Other Assets Over Liabilities
The statement of net assets account "Other Assets Over Liabilities" at December 31, 1998 consisted of the following assets (liabilities):

Cash                                         $84,109
------------------------------------------------------
Receivable for dividends earned            6,560,976
------------------------------------------------------
Receivable for interest earned                 1,102
------------------------------------------------------
Receivable for securities sold            40,880,698
------------------------------------------------------
Receivable for capital shares sold         1,353,502
------------------------------------------------------
Payable for securities purchased         (38,746,019)
------------------------------------------------------
Payable for capital shares redeemed          (24,308)
------------------------------------------------------
Management fees payable                   (1,089,707)
------------------------------------------------------
Other, net                                  (191,120)
------------------------------------------------------
                                          $8,829,233
                                          ============

3. Management Fees and Other Transactions With Affiliates Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund's investment portfolio and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of .48% of the first $200,000,000 of the average daily net assets of the Fund, .40% of the next $200,000,000, and .30% of the average daily net assets of the Fund in excess of $400,000,000. The sub-advisor, Vantage Investment Advisors, an affiliate of the Advisor, is paid directly by the Advisor.

Delaware Service Company ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the year ended December 31, 1998.

Certain officers and directors of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated directors is borne by the Fund.

4. Analysis of Net Assets

Net Assets at December 31, 1998 consisted of the following:

Common Stock, par value $.01 per share**                        $ 921,088
-------------------------------------------------------------------------
Paid in capital in excess of par value of shares issued     2,425,839,670
-------------------------------------------------------------------------
Undistributed net investment income                             8,418,555
-------------------------------------------------------------------------
Accumulated net realized gain on investments                  223,707,077
-------------------------------------------------------------------------
Net unrealized appreciation of investments                  1,604,670,811
-------------------------------------------------------------------------
                                                           $4,263,557,201
                                                           ==============
** The Fund has 150,000,000 authorized shares.

5. Investments
The cost of investments for federal income tax purposes approximates cost for book purposes. The aggregate cost of investments purchased and the aggregate proceeds from investments sold for the year ended December 31, 1998 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation at December 31, 1998 are as follows:

     Aggregate      Aggregate      Gross          Gross          Net
     Cost of        Proceeds       Unrealized     Unrealized     Unrealized
     Purchases      From Sales     Appreciation   Depreciation   Appreciation
     ------------------------------------------------------------------------
     $1,386,408,510 $1,252,497,505 $1,705,322,127 $(100,651,316) $1,604,670,811

6. Summary of Changes From Capital Share Transactions


                                               Shares Issued Upon                                Net Increase
                      Capital                  Reinvestment of        Capital Shares             Resulting From Capital
                      Shares Sold              Dividends              Redeemed                   Share Transactions
                    ---------------------------------------------------------------------------------------------------
                      Shares      Amount       Shares      Amount     Shares        Amount       Shares       Amount
                    ---------------------------------------------------------------------------------------------------
Year ended
 December 31, 1998: 4,341,760  $183,305,236  7,672,147  $311,714,984 (4,314,813) $(174,354,430) 7,699,094 $320,665,790
Year ended
 December 31, 1997: 6,674,962   251,498,635  3,927,100   134,051,775   (647,180) $ (23,667,791) 9,954,882  361,882,619

7. Distributions to Shareholders
The Fund declares and distributes dividends on net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.

Lincoln National Growth and Income Fund, Inc.

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Directors
Lincoln National Growth and Income Fund, Inc.

We have audited the accompanying statement of net assets of Lincoln National Growth and Income Fund, Inc. (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Growth and Income Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                            /s/ Ernst & Young LLP
Philadelphia, Pennsylvania
February 5, 1999